EXECUTION COPY

AUGMENTING LENDER AND INCREASING LENDER SUPPLEMENT AND INCREMENTAL AMENDMENT

THIS AUGMENTING LENDER AND INCREASING LENDER SUPPLEMENT AND INCREMENTAL AMENDMENT, dated as of March 28, 2013 (this “Supplement”), to the Credit Agreement, dated as of February 14, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among ARC Properties Operating Partnership, L.P. (as successor to American Realty Capital Operating Partnership III, L.P., the “Borrower”), Tiger Acquisition, LLC (as successor to American Realty Capital Trust III, Inc.), American Realty Capital Properties, Inc., the Lenders party thereto and Wells Fargo Bank, National Association, as administrative agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H

WHEREAS, the Credit Agreement provides in Section 2.15 thereof that any bank, financial institution or other entity may extend Revolving Commitments and participate in tranches of Incremental Term Loans under the Credit Agreement subject to the approval of the Borrower, the Issuing Bank, the Swingline Lender and the Administrative Agent, by executing and delivering to the Borrower and the Administrative Agent documentation acceptable to the Administrative Agent; and

WHEREAS, the undersigned Increasing Lenders are currently party to the Credit Agreement and now desire to increase their respective Revolving Commitments and extend Incremental Term Loans;

WHEREAS, the undersigned Augmenting Lender has committed to provide a Revolving Commitment of $100,000,000 on the date hereof, subject to the terms and conditions of this Supplement;

WHEREAS, to implement the increase in the Revolving Commitments and the Incremental Term Loans pursuant to this Supplement, the parties hereto hereby agree to amend the Credit Agreement in accordance with Section 2.15 of the Credit Agreement;

NOW, THEREFORE, each of the parties hereto hereby agrees as follows:

1. Increasing Lenders. As of the effective date of this Supplement pursuant to Section 4 below, each undersigned Increasing Lender agrees to increase its Revolving Commitment and extend a commitment with respect to Incremental Term Loans, in each case, in such amounts as set forth on Exhibit B hereto (each Increasing Lender extending a commitment for Incremental Term Loans, a “March 2013 Incremental Term Loan Lender”, such commitments to extend Incremental Term Loans, the “March 2013 Incremental Term Loan Commitments” and such Incremental Term Loans, the “March 2013 Incremental Term Loans”). Unless otherwise specified in this Supplement, for all purposes of the Credit Agreement (as amended hereby), the March 2013 Incremental Term Loans, the March 2013 Incremental Term Loan Lenders and the March 2013 Incremental Term Loan Commitments shall be deemed to constitute “Term Loans,” “Term Loan Lenders” and “Term Loan Commitments,” respectively.

2. Augmenting Lender.

a. The undersigned Augmenting Lender agrees to be bound by the provisions of the Credit Agreement and agrees that it shall, on the effective date of this Supplement pursuant to Section 4 below, become a Lender for all purposes of the Credit Agreement to the same extent as if originally a party thereto, with a Revolving Commitment of $100,000,000.

b. The undersigned Augmenting Lender (a) represents and warrants that it is legally authorized to enter into this Supplement; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.01 thereof, as applicable, and has reviewed such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Supplement; (c) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto; and (e) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

3. Amendments to Credit Agreement. As of the date hereof, the Credit Agreement is amended as follows:

a. The definition of “Applicable Term Loan Percentage” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Applicable Term Loan Percentage” means, as to each Term Loan Lender, the ratio, expressed as a percentage of (a) at any time any Availability Period shall be in effect, (i) (x) the amount of such Lender’s Term Loan Commitment plus (y) the amount of such Lender’s outstanding Term Loans to (ii) (x) the aggregate amount of the Term Loan Commitments of all Term Loan Lenders plus (y) aggregate amount of all outstanding Term Loans and (b) at any time no Availability Period shall be in effect, (i) the amount of such Lender’s outstanding Term Loans to (ii) the aggregate amount of all outstanding Term Loans.

b. The definition of “Availability Period” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Availability Period” means, (a) with respect to Term Loans other than March 2013 Incremental Term Loans, the period from and including the Effective Date to the earlier of (i) the date of termination of the Term Loan Commitments other than March 2013 Incremental Term Loan Commitments pursuant to Section 2.06(b), and (ii) the date of termination of the commitment of each Lender to make Loans pursuant to Section 9.02 (the “Initial Availability Period”) and (b) with respect to March 2013 Incremental Term Loans, the period from and including the Initial Term Loan Commitment Expiration Date to the earlier of (i) the date of termination of the March 2013 Incremental Term Loan Commitments pursuant to Section 2.06(b), and (ii) the date of termination of the commitment of each Lender to make Loans pursuant to Section 9.02 (the “March 2013 Availability Period”).

c. The definition of “Term Loan Commitment” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

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“Term Loan Commitment” means, as to each Term Loan Lender, such Lender’s obligation to make Term Loans during the applicable Availability Period pursuant to Section 2.01(b), in an amount up to, but not exceeding, the amount set forth for such Lender on Schedule 2.01 as such Lender’s “Initial Term Loan Commitment Amount” or “March 2013 Term Loan Commitment Amount”, as applicable, as such Schedule 2.01 may be modified from time to time in accordance with the terms hereof.

d. Section 1.01 of the Credit Agreement is hereby amended by inserting in appropriate alphabetical order the following new definition:

“Applicable Initial Term Loan Percentage” means, as to each Term Loan Lender during the Initial Availability Period, the ratio, expressed as a percentage of (a) (i) the amount of such Lender’s Initial Term Loan Commitment plus (ii) the amount of such Lender’s outstanding Initial Term Loans to (b) (i) the aggregate amount of the Initial Term Loan Commitments of all Term Loan Lenders plus (ii) aggregate amount of all outstanding Initial Term Loans.

“Applicable March 2013 Incremental Term Loan Percentage” means, as to each Term Loan Lender during the March 2013 Availability Period, the ratio, expressed as a percentage of (a) (i) the amount of such Term Loan Lender’s March 2013 Incremental Term Loan Commitment plus (ii) the amount of such Lender’s outstanding March 2013 Incremental Term Loans to (b) (i) the aggregate amount of the March 2013 Incremental Term Loan Commitments of all Term Loan Lenders plus (ii) aggregate amount of all outstanding March 2013 Incremental Term Loans.

“Initial Term Loan Commitments” means the Term Loan Commitments other than (a) the March 2013 Incremental Term Loan Commitments and (b) any other commitments for Incremental Term Loans initially made after February 28, 2013.

“Initial Term Loan Commitment Expiration Date” means the date occurring on the earlier of (a) the date on which the Initial Term Loan Commitments are reduced to zero in accordance with the first sentence of Section 2.06(b) and (b) the six (6) month anniversary of the Effective Date.

“Initial Term Loans” means the Term Loans other than (a) the March 2013 Incremental Term Loans and (b) any other Incremental Term Loans made pursuant to commitments which were initially made after February 28, 2013.

“March 2013 Incremental Term Loan Effective Date” means March 28, 2013.

e. Section 2.01(b) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

(b) Term Loans. Subject to the terms and conditions set forth herein, including without limitation, Section 2.14, each Term Loan Lender severally and not jointly agrees to make Term Loans to Borrower from time to time, on any Business Day during the applicable Availability Period (each such date, a “Term Loan Borrowing Date”) in an aggregate amount not to exceed such Term Loan Lender’s applicable Term Loan Commitment; provided that Borrower shall not be permitted to request (x) a Borrowing of Term Loans on more than three (3) occasions during the Initial Availability

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Period and (y) a Borrowing of March 2013 Incremental Term Loans on more than three (3) occasions during the March 2013 Availability Period. The Borrowings of Term Loans may be ratable Floating Rate Borrowings or ratable Fixed Rate Borrowings. Amounts repaid or prepaid in respect of the Term Loans may not be reborrowed.

f. Section 2.02(b) of the Credit Agreement is hereby amended by deleting the first sentence thereof in its entirety and replacing it with the following:

(b) Following receipt of a Loan Notice, Administrative Agent shall promptly notify each Lender of the amount of its Applicable Revolving Percentage, Applicable Initial Term Loan Percentage or Applicable March 2013 Incremental Term Loan Percentage, as applicable, of the applicable Loans, and if no timely notice of a conversion or continuation is provided by Borrower, Administrative Agent shall notify each Lender of the details of any automatic continuation described in the preceding subsection.

g. Section 2.06(b) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

(b) Term Loan Commitments. The applicable Term Loan Commitment of each Term Loan Lender shall be immediately and permanently reduced on each Term Loan Borrowing Date upon such Term Loan Lender making a Term Loan to Borrower on such Term Loan Borrowing Date in an amount corresponding to such Term Loan Lender’s Applicable Initial Term Loan Percentage or Applicable March 2013 Incremental Term Loan Percentage, as applicable, of the aggregate principal amount of the Term Loans made by the applicable Term Loan Lenders to Borrower on such Term Loan Borrowing Date. The aggregate remaining Term Loan Commitments other than the March 2013 Incremental Term Loan Commitments shall terminate at 5:00 p.m. on the six (6) month anniversary of the Effective Date. The aggregate remaining March 2013 Incremental Term Loan Commitments shall terminate at 5:00 p.m. on the six (6) month anniversary of the March 2013 Incremental Term Loan Effective Date.

h. Section 2.09(c) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

(c) Term Loan Facility Fees. During the period (i) with respect to the Term Loan Commitments other than the March 2013 Incremental Term Loan Commitments, from the Effective Date and until the termination of the Initial Availability Period and (ii) with respect to the March 2013 Incremental Term Loan Commitments, from the March 2013 Incremental Term Loan Effective Date and until the termination of the March 2013 Availability Period, Borrower agrees to pay to Administrative Agent for the account of the applicable Term Loan Lenders an unused term loan facility fee equal to (x) the amount by which the aggregate amount of the applicable Term Loan Commitments exceeds the average daily amount of the aggregate outstanding principal balance of applicable Term Loans multiplied by (y) a rate per annum equal to 0.25%. Such fee shall be computed on a daily basis and payable monthly in arrears on the last Business Day of each calendar month ending after the Effective Date during the term of the applicable Availability Period and on the last day of the applicable Availability Period (or, if earlier, on the date the applicable Term Loan Commitments shall have been reduced to zero in accordance with Section 2.06(b) or otherwise terminated).

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i. Schedule 2.01 to the Credit Agreement is hereby deleted in its entirety and replaced with Schedule 2.01 attached hereto as Exhibit B.

4. This Supplement shall become effective upon (a) the satisfaction of the conditions precedent specified in Section 2.15 of the Credit Agreement, which shall occur no later than March 28, 2013 (the “Termination Date”) and (b) receipt on or prior to the Termination Date by the undersigned Augmenting Lender and each undersigned Increasing Lender of such fees as are due and owing to such Augmenting Lender or Increasing Lender in connection with the increase of commitments pursuant to this Supplement.

5. The Borrower hereby elects to increase the Revolving Commitments and enter into one or more tranches of Incremental Term Loans and has delivered to the Administrative Agent a certificate signed by a Responsible Officer of the Borrower pursuant to Section 2.15 of the Credit Agreement, substantially in the form attached hereto as Exhibit A.

6. This Supplement shall constitute a Loan Document.

7. Capitalized terms defined in the Credit Agreement shall have their defined meanings when used herein.

8. This Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

9. This Supplement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same document.

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IN WITNESS WHEREOF, each of the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.

BARCLAYS BANK PLC,
as Augmenting Lender

By: /s/ Craig Malloy

Name: Craig Malloy

Title: Director

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Augmenting Lender and Increasing Lender Supplement and Incremental Amendment

BANK OF AMERICA, N.A.,

as Increasing Lender

By: /s/ Michael W. Edwards
Name: Michael W. Edwards
Title: Senior Vice President

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Augmenting Lender and Increasing Lender Supplement and Incremental Amendment

WELLS FARGO BANK, NATIONAL

ASSOCIATION, as Increasing Lender

By: /s/ D. Bryan Gregory
Name: D. Bryan Gregory
Title: Director

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Augmenting Lender and Increasing Lender Supplement and Incremental Amendment

Accepted and agreed to as of the date first written above:

ARC PROPERTIES OPERATING PARTNERSHIP, L.P.

By: /s/ Jesse C. Galloway
Name: Jesse C. Galloway
Title: Authorized Signatory

Signature Page to

Augmenting Lender and Increasing Lender Supplement and Incremental Amendment

Accepted and agreed to as of the date first written above:

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Administrative Agent, Issuing Bank and Swingline Lender

By: /s/ D. Bryan Gregory
Name: D. Bryan Gregory
Title: Director

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Augmenting Lender and Increasing Lender Supplement and Incremental Amendment

EXHIBIT A

OFFICER’S CERTIFICATE

March 28, 2013

The undersigned, Brian Block of ARC Properties Operating Partnership, L.P., a Delaware limited partnership (“ARCPOP”), in connection with (i) that certain Credit Agreement dated as of February 14th, 2013 (as amended, restated, replaced, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among ARCPOP (as successor to American Realty Capital Operating Partnership III, L.P., the “Borrower”), Tiger Acquisition, LLC (as successor to American Realty Capital Trust III, Inc.), American Realty Capital Properties, Inc., Wells Fargo Bank, National Association (“Wells Fargo”), as Administrative Agent (the “Administrative Agent”) and the Lenders from time to time party thereto, and (ii) that certain Augmenting Lender and Increasing Lender Supplement and Incremental Amendment, dated as of March 28, 2013 to the Credit Agreement (the “Supplement”), among the Borrower, certain Augmenting Lenders, certain Increasing Lenders and Wells Fargo, as administrative agent, Issuing Bank and Swingline Lender, hereby certifies as follows (terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement or, if not defined therein, in the Supplement):

1. No consents, licenses or approvals are required in connection with the execution and delivery of the Supplement or performance of the Loan Documents (including the Supplement).

2. The conditions specified in Sections 5.02(a) and (b) of the Credit Agreement have been satisfied.

3. After giving effect to the increase in the Revolving Commitments, the Incremental Term Loan Commitment and the Incremental Term Loans to be made on the date hereof, the sum of (a) Total Outstandings plus (b) Total Bridge Facility Outstandings will not exceed the Borrowing Base.

4. ARCPOP is in pro forma compliance with the covenants set forth in Section 8.14 of the Credit Agreement after giving effect to the Loans to be made on the date hereof and the application of the proceeds therefrom as if made and applied on the date hereof, as evidenced by the calculations in Schedule 1 attached hereto.

ARC PROPERTIES OPERATING PARTNERSHIP, L.P.

By:_________________________________
      Brian Block

      Chief Financial Officer

Schedule 1

Calculations showing Pro-Forma Compliance

EXHIBIT B

SCHEDULE 2.01

COMMITMENTS

Lender	Revolving Loan Commitment	Initial Term Loan Commitment	March 2013 Incremental Term Loan Commitment
Wells Fargo Bank	$120,000,000	$75,000,000	$105,000,000
Bank of America, N.A.	$120,000,000	$75,000,000	$105,000,000
Regions Bank	$48,000,000	$72,000,000	$0
RBS Citizens, N.A.	$40,000,000	$60,000,000	$0
JPMorgan Chase Bank, N.A.	$48,000,000	$72,000,000	$0
Capital One, N.A.	$40,000,000	$60,000,000	$0
Barclays Bank PLC	$100,000,000	$0	$0
TD Bank, N.A.	$30,000,000	$45,000,000	$0
U.S. Bank National Association	$30,000,000	$45,000,000	$0
Union Bank, National Association	$30,000,000	$45,000,000	$0
UBS AG, Stamford Branch	$16,000,000	$24,000,000	$0
Comerica Bank	$12,000,000	$18,000,000	$0
First Tennessee Bank National Association	$6,000,000	$9,000,000	$0
Total	$640,000,000	$600,000,000	$210,000,000